EX-99.906.CERT

ex99906cert-603.txt
SECTION 906 CERTIFICATIONS

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Large Cap Fund, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Mutual Funds, Inc. for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Large Cap Fund, Inc.


/s/ Eugene C. Sit                  /s/ Paul E. Rasmussen
-------------------------------------   -------------------------------------
Eugene C. Sit                          Paul E. Rasmussen
Chairman                               VP Treasurer
Sit Large Cap Fund, Inc.               Sit Large Cap Fund, Inc.

Dated: August 28, 2003
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A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds, Inc. and will be retained by Sit Large Cap Fund, Inc. and furnished to the SEC or its staff upon request.